                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 16, 2001

                         CHASE CREDIT CARD MASTER TRUST
           Series 1996-4, Series 1997-1, Series 1997-3, Series 1997-4,
           Series 1997-5, Series 1998-3, Series 1998-5, Series 1998-6,
           Series 1999-1, Series 1999-2, Series 1999-3, Series 2000-1,
         Series 2000-2, Series 2000-3, Series 2001-1, Series 2001-2 and
                                     2001-3
 ------------------------------------------------------------------------------
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        United States                    333-74303               22-2382028
------------------------------    ------------------------   ------------------
(State or other jurisdiction      (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


        200 White Clay Center Drive, Newark, DE              19711-5466
        ----------------------------------------            ------------
        (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050

Item 5.  Other Events:

         Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of 21 outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1, 1996, and The Bank of New York, as trustee.

         On July 16, 2001, Chase USA, on behalf of The Chase Manhattan Bank as servicer, distributed monthly interest to the holders of the Series 1996-4, 1997-1, 1997-3, 1997-4, 1997-5, 1998-3, 1998-5, 1998-6, 1999-1, 1999-2, 1999-3,
2000-1, 2000-2, Series 2000-3, Series 2001-1, Series 2001-2 and 2001-3
certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit
20.1 to this current report on Form 8-K.


Item 7(c).  Exhibits

              Exhibits     Description
              --------     --------------

              20.1 Monthly Reports with respect to the July 16, 2001 distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 20, 2001

                            The Chase Manhattan Bank,
                            as Servicer


                            By: /s/ Miriam K. Haimes
                               ----------------------------------------
                               Name:  Miriam K. Haimes
                               Title: Financial Director

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                     Description
---------------                 -----------------
20.1                            Monthly Reports with respect to the July 16,
                                2001 distribution